UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2025

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-08462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York		14020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2025, the Board of Directors (the “Board”) of Graham Corporation (the “Company”) appointed Mauro Gregorio to the Board, effective September 1, 2025. Mr. Gregorio will serve on the Board for a term expiring at the Company’s 2026 annual meetings of shareholders. Mr. Gregorio has not been appointed to any committees at this time.

Mr. Gregorio served as President of Performance Materials & Coatings Division at Dow Inc. (NYSE: DOW) a materials science company, serving customers in high-growth markets such as packaging, infrastructure, mobility and consumer applications from February 2020 until April 2024. Prior to this, Mr. Gregorio served as President of Dow Consumer Solutions from June 2016 to February 2020. Mr. Gregorio also served as the Chief Executive Officer of Dow Silicone Corporation from June of 2016 until April 2024.

Mr. Gregorio was not selected to serve on the Board under any arrangement or understanding between him and any other person. The Company is not aware of any transactions with Mr. Gregorio that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Gregorio will participate in the Company’s non-employee director compensation arrangements generally applicable to all of the Company’s non-employee directors, which is described under the caption “Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A filed with Securities and Exchange Commission on July 15, 2025. Under the terms of the arrangement, Mr. Gregorio will receive as compensation for his service from the date of his appointment to the Board to the date of the 2026 annual meeting of shareholders, the same cash retainer as receive by the other directors and time-vesting restricted stock units with a grant date fair value of approximately $44,917.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release dated September 3, 2025 announcing the appointment of Mr. Gregorio as directors is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 3, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: September 3, 2025	By:	/s/ Christopher J. Thome
Christopher J. Thome
Vice President – Finance, Chief Financial Officer and Chief Accounting Officer